UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2017 (June 6, 2017)

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

3636 Nobel Drive, Suite #325, San Diego, CA 92122
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 373-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 6, 2017, InfoSonics Corporation (the "Company") received a letter from the Nasdaq Office of General Counsel advising the Company of the decision of the Nasdaq Hearings Panel (the “Panel”) after the Company’s oral presentation to the Panel at a hearing held on June 1, 2017.  On May 2, 2017, the Company had been notified of its failure to regain compliance with the $1.00 per share minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2) following the expiration of two 180-day periods in which to regain compliance previously provided by Nasdaq.  The Company presented a plan to the Panel to regain compliance with the minimum bid price requirement and requested a further extension of time to execute the plan, which includes a reverse stock split.  The Panel granted the Company’s extension of time until October 30, 2017.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict.  Words and expressions reflecting optimism, satisfaction or disappointment with current prospects or future events, as well as words such as “believes,” “intends,” “expects,” “plans,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking.  Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements.  For example, there can be no assurance that the Panel will grant the Company any relief from the Delisting or that the Company can agree to or ultimately meet the specific requirements of any such relief, or remain listed on Nasdaq or otherwise be publicly traded.  Reference is also made to other factors detailed from time to time in our periodic reports filed with the Securities and Exchange Commission.  The forward-looking statements contained in this report speak only as of the date of this report and we undertake no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Vernon A. LoForti
Vernon A. LoForti
Date:	June 7, 2017	Chief Financial Officer